UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2010

UNITED BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 633-0445

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On October 27, 2010, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three and nine month periods ended September 30, 2010, unaudited.  The press release is furnished as Exhibit No. 99 hereto.

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits

The following exhibits are furnished herewith:

Exhibit
Number                                Exhibit Description

99	Press release, dated October 27, 2010, announcing Registrant’s unaudited results of operations and financial condition for and as of the three and nine month periods ended September 30, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2010	United Bancorp, Inc.

/s/ Randall M. Greenwood
Randall M. Greenwood
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
Number                                Exhibit Description

99	Press release, dated October 27, 2010, announcing Registrant’s unaudited results of operations and financial condition for and as of the three and nine month periods ended September 30, 2010.